UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                           December 31, 2006
___________________________________________________________________
         Date of Report (Date of earliest event reported)

                      GREATER CHINA CORPORATION
______________________________________________________________________
       (Exact name of registrant as specified in its charter)

          Delaware               000-15937          223057451
______________________________________________________________________
(State or other jurisdiction    (Commission      (IRS Employer File
      of incorporation)      Identification No.)      Number):



               One Rockefeller Plaza, Suite 1010
                       New York, NY 10020
______________________________________________________________________
         (Address of principal executive offices) (Zip Code)

                        (212) 765-4547
______________________________________________________________________
       (Registrant's telephone number, including area code)
______________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


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[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.02 Unregistered Sales of Equity Securities.

(a) If the registrant sells equity securities in a transaction that is not registered under the Securities Act, furnish the information set forth in paragraphs (a) and (c) through (e) of Item 701 of Regulation S-K or Regulation S-B, as applicable (17 CFR 229.701(a) and (c) through (e) and 228.701(a) and (c) through (e), respectively). For purposes of determining the required filing date for the Form 8-K under this Item 3.02(a), the registrant has no obligation to disclose information under this Item 3.02 until the registrant enters into an agreement enforceable against the registrant, whether or not subject to conditions, under which the equity securities are to be sold. If there is no such agreement, the registrant must provide the disclosure within four business days after the occurrence of the closing or settlement of the transaction or arrangement under which the equity securities are to be sold.

a. The date, title and amount of securities sold: December 31, 2006, Common Stock, 1,141,071.

c. For securities sold for cash, the total offering price and the total underwriting discounts or commissions. For securities sold other than for cash, describe the transaction and the type and amount of consideration received by the small business issuer: All securities were issued in negotiated transactions either (i) in cancellation of prior indebtedness of the issuer or
(ii) for services rendered or to be rendered.

d. The section of the Securities Act or the rule of the Commission under which the small business issuer claimed exemption from registration and the facts relied upon to make the exemption available: Section 4(2) of the Securities Act of 1933. No general solicitation or advertising was employed in connection with these transactions and each stockholder had a pre- existing relationship with the issuer, either as a creditor or as a service provider.

e. If the information called for by this paragraph (e) is being presented on Form 8-K, Form 10-QSB, Form 10-Q, Form 10-KSB or


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Form 10-K under the Exchange Act, and where the securities sold by the registrant are convertible or exchangeable into equity securities, or are warrants or options representing equity securities, disclose the terms of conversion or exercise of the securities: The securities are not convertible.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.



                     Greater China Corporation
                     -------------------------

                Statement of Income and Expense ($US)
                -------------------------------------

Ordinary Income/Expense       Jan-Dec 2006       Jan-Dec 2005
-----------------------       ------------       ------------
  Expense
   Administration Fees        $    120,000       $    120,000
   Advisor Fees                     45,000                  -
   Agents Fee                          100                100
   Bank Charges                        541                373
   Corporate Expense                 3,400             65,747 *
   Corporate Restructuring               -            129,910 *
   Corporate Services                  500            101,300 *
   Directors Fees                   18,750                  -
   Directors Meeting                 2,210                  -
   Edgar Filing                      1,000                  -
   Financing Expense                 2,000             39,062 *
   Franchise Tax                       910                775
   Investor Relations                9,350                  -
   Legal & Professional             33,024             19,148
   Meeting                             123                155
   Office                              562             20,050 *
   Rent                             42,000             42,000
   Transfer Agent                    5,900              2,135
   Travel                            2,737             45,000 *
                              ------------       ------------
  Total Expense                    288,105            585,755

Net Ordinary Income               (288,105)          (585,755)
-------------------           ------------       ------------

Net Income                    $   (288,105)      $   (585,755)
----------                    ------------       ------------

* Includes one-time expenses associated with corporate restructuring.













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                      Greater China Corporation
                      -------------------------

                        Balance Sheet ($US)
                        -------------------

ASSETS                                   Dec 31 2006       Dec 31 2005
------                                   -----------       -----------
   Current Assets
     Checking/Savings
       Cash In Bank                      $     1,691       $         2
                                         -----------       -----------
     Total Checking/Savings                    1,691                 2


     Other Current Assets
      Due For Professional Services           57,120            60,000

      Loan to Affiliates                       5,000                 -
                                         -----------       -----------
     Total Other Current Assets               62,120            60,000

Total Current Assets                          63,811            60,002
                                         -----------       -----------
TOTAL ASSETS                             $    63,811       $    60,002
------------                             -----------       -----------

LIABILITIES & EQUITY
--------------------
   Liabilities
     Current Liabilities
       Other Current Liabilities
        Accrued Expenses                  $   31,624       $         -

        Due For Administrative Services      106,840            59,300
                                         -----------       -----------
     Total Other Current Liabilities         138,464            59,300


    Total Current Liabilities                138,463            59,300
                                         -----------       -----------

  Total Liabilities                          138,464            59,300
                                         -----------       -----------
  Equity
   Additional Paid-In Capital              6,727,644         6,545,743
   Common Stock                              456,885           426,035
   Retained Earnings                      (6,969,401)       (6,383,646)
     Treasury Stock                           (1,675)           (1,675)
     Net Income                             (288,105)         (585,755)
                                         -----------       -----------
  Total Equity                               (74,653)              702
                                         -----------       -----------

TOTAL LIABILITIES & EQUITY               $    63,811       $    60,002
--------------------------               -----------       -----------


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GREATER CHINA CORPORATION
                               (Registrant)

Date: April 20, 2007           By: /s/John W. Allen
                                   -------------------------
                                   John W. Allen, President





















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